SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange act 1934

July 20, 2005

(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

(Address of principal executive offices)

(330) 868-7701

(Issuer’s telephone number)

N/A

(Former name of former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 16, 2005, Homer R. Unkefer, age 90, retired as a member of the Board of Directors of Consumers Bancorp, Inc. and Consumers National Bank. Mr. Unkefer has served as a member of the Board of Directors since the Bank’s inception in 1965.

Item 8.01 Other Events

On July 14, 2005, the Office of the Comptroller of the Currency (OCC) approved Consumers National Bank’s application to establish a new branch to offer full service banking to the Malvern, Ohio community. The Malvern branch will be located approximately one-half mile West of the intersection of Routes 183 and 43 in Carroll County Ohio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp Inc.

Date: July 20, 2005	/s/ Steven L. Muckley
Steven L. Muckley, President, Chief Executive Officer
& Acting Chief Financial Officer